                                                                    Exhibit 99.1


                         UNITED STATES BANKRUPTCY COURT
                        WESTERN DISTRICT OF PENNSYLVANIA


In re:  Carbide Graphite Group, Inc., et al.                                      Case Numbers:  01-0029744 through 01-00297448 MBM
--------------------------------------------
                      Debtors                                                          Reporting Period:  April 1 to April 30, 2002



                            MONTHLY OPERATING REPORT
                            ------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                          DOCUMENT      EXPLANATION
REQUIRED DOCUMENTS                                                               FORM NO.                 ATTACHED       ATTACHED
-----------------------------------------------------------------------------------------------------------------------------------
Schedule of Cash Receipts and Disbursements                                      MOR-1                                       X
-----------------------------------------------------------------------------------------------------------------------------------
         Bank Reconciliation (or copies of debtor's bank reconciliation)         MOR-1 (CON'T)                               X
-----------------------------------------------------------------------------------------------------------------------------------
         Copies of bank statements                                                                                           X
-----------------------------------------------------------------------------------------------------------------------------------
         Cash disbursements journal                                                                            X
-----------------------------------------------------------------------------------------------------------------------------------
Statement of Operations                                                          MOR-2                         X
-----------------------------------------------------------------------------------------------------------------------------------
Balance Sheet                                                                    MOR-3                         X
-----------------------------------------------------------------------------------------------------------------------------------
Status of Postpetition Taxes                                                     MOR-4                         X
-----------------------------------------------------------------------------------------------------------------------------------
         Copies of IRS Form 6123 or payment receipt                                                            X
-----------------------------------------------------------------------------------------------------------------------------------
         Copies of tax returns filed during reporting period                                                   X
-----------------------------------------------------------------------------------------------------------------------------------
Summary of Unpaid Postpetition Debts                                             MOR-5                                       X
-----------------------------------------------------------------------------------------------------------------------------------
         Listing of aged accounts payable                                                                      X
-----------------------------------------------------------------------------------------------------------------------------------
Accounts Receivable Reconciliation and Aging                                     MOR-5                         X
-----------------------------------------------------------------------------------------------------------------------------------
Debtor Questionnaire                                                             MOR-6                         X
-----------------------------------------------------------------------------------------------------------------------------------


I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.


/s/ William M. Thalman                                             5/20/02
---------------------------------------                       -----------------
Signature of Debtor                                           Date


William M. Thalman                                       VP - Treasurer
---------------------------------------         -------------------------------
Printed Name of Debtor                                                   Title

CARBIDE/GRAPHITE GROUP, INC.
MOR-1


A schedule of cash receipts and disbursements was completed and is available by request
Bank reconciliations were performed and are available by request
Bank statements are available by request
The cash disbursements by legal entity are listed below


DISBURSEMENTS BY LEGAL ENTITY                                30-APR-02
--------------------------------------------------       ------------------
LEGAL ENTITY

The Carbide/Graphite Group, Inc.                              $ 10,061,130

Seadrift Coke, L.P.                                           $  3,735,472

Carbon/Graphite International, Inc. (FSC)        (is less than)    $15,000

CG Specialty Products Management Corporation     (is less than)    $15,000

Carbide/Graphite Management Corporation          (is less than)    $15,000

CARBIDE/GRAPHITE GROUP, INC.
MOR-2
CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE MONTH ENDED APRIL 30, 2002
(#'S IN '000S)


Sales                                                           $    13,265
Cost of goods sold                                                   13,863
                                                                -----------
Gross profit                                                           (598)

SG&A                                                                    928
                                                                -----------
Operating income before items below                                  (1,526)

Other compensation                                                        -
Other (income) expense, net                                             162
                                                                -----------
Operating income/(loss)                                              (1,688)

Non-operating expenses (income):
 Special financing costs                                                  -
 Interest expense                                                       879
 Other non-operating (income)/expense                                     -
                                                                -----------
Income/(loss) before income taxes                                    (2,567)

Provision for income taxes                                               15
                                                                -----------
Net income (loss) from continuing operations                         (2,582)

Extraordinary loss on early extinguishment of debt
   net of tax benefit                                                     -

                                                                -----------
Net income (loss)                                               $    (2,582)
                                                                ===========

Est. earnings per share data:
     Income excluding other items                               $     (0.30)
     Income before discontinued operations                      $     (0.31)
     Extraordinary loss                                         $         -
                                                                -----------
     Net income per share                                       $     (0.31)

Weighted average shares                                           8,331,342

CARBIDE/GRAPHITE GROUP, INC.
MOR-3
CONSOLIDATED BALANCE SHEET AS AT APRIL 30, 2002
(#'S IN '000S)


ASSETS
------
Current assets:
     Cash & short term investments                               $   1,711

     Marketable securities                                               0

     Accounts receivable
           Accounts receivable                                      30,186
           Allowance for doubtful accts                             (3,420)
                                                                 ---------
           Net accounts receivable                                  26,766

     Inventory
           Gross inventory                                          65,748
           Obsolescence reserve                                       (840)
           Lifo reserve                                            (16,133)
                                                                 ---------
           Net inventory                                            48,775

     Prepaid expenses                                                2,363
     Other current assets                                            4,027
     Deferred tax asset                                                  0
                                                                 ---------
        Total current assets                                        83,642

Fixed assets:
     Gross                                                         350,757
     Accumulated depreciation                                     (240,351)
                                                                 ---------
        Net fixed assets                                           110,406

Other assets                                                         6,512
                                                                 ---------
        TOTAL ASSETS                                             $ 200,560
                                                                 =========

                                 LIABILITIES
                                 -----------
Current liabilities:
     Trade accounts payable                                      $  27,541
     Overdrafts                                                          0
     Other current liabilities                                      36,783
     Debt - Current                                                136,038
                                                                 ---------
        Total current liabilities                                  200,362

Long-term debt:
     Senior notes                                                        0
     Line of credit                                                      0
                                                                 ---------
        Total long -term debt                                            0

Long term reserves                                                  15,721
Deferred revenue                                                     1,103
Deferred tax provision                                                   0
                                                                 ---------
        TOTAL LIABILITIES                                          217,186

                            SHAREHOLDERS' EQUITY
                            --------------------
Common stock                                                            99
Additional paid in capital                                          36,712
Treasury stock, at cost                                            (11,207)
Common stock to be issued under warrants                             3,424
Unfunded pension obligation                                         (4,893)
Other comprehensive income                                               0
Retained earnings                                                  (40,761)
                                                                 ---------
        TOTAL SHAREHOLDERS' EQUITY                                 (16,626)
                                                                 ---------
        TOTAL LIABILITIES AND S.H. EQUITY                        $ 200,560
                                                                 =========

THE CARBIDE/GRAPHITE GROUP INC.
DEBTOR
CASE # 01-29744-MBM

STATUS OF POSTPETITION TAXES
REPORT PERIOD - APRIL, 2002

                            Beginning         Amount                                                               Ending
                               Tax         Withheld or         Amount            Date           Check No.           Tax
                            Liability        Accrued            Paid             Paid            or EFT          Liability
                            ---------------------------------------------------------------------------------------------------
FEDERAL
-------
Withholding                            -       320,810.68         63,445.44        4/8/2002        **                        -
                                                                  98,323.75       4/16/2002        **
                                                                  60,576.56       4/19/2002        **
                                                                  35,761.05       4/30/2002        **
                                                                  62,703.88        5/1/2002        **

FICA - Employee                     0.04       181,689.57         36,700.72        4/8/2002        **                        -
                                                                  53,761.77       4/16/2002        **
                                                                  35,837.66       4/19/2002        **
                                                                  21,087.29       4/30/2002        **
                                                                  34,302.13        5/1/2002        **

FICA - Employer                    (0.04)      183,441.47         36,700.77        4/8/2002        **                        -
                                                                  53,993.48       4/16/2002        **
                                                                  37,285.79       4/19/2002        **
                                                                  21,159.10       4/30/2002        **
                                                                  34,302.33        5/1/2002        **

Unemployment                   35,914.57           903.55         35,914.57       4/29/2002                             903.55

Income                                 -                -                                                                    -

Other:

Total Federal Taxes            35,914.57       686,845.27        721,856.29                                             903.55

STATE AND LOCAL
---------------
Withholding                            -       101,978.14        101,706.46                     See Attached            271.68

Sales                                  -        19,067.77          5,402.00       4/18/2002            304621             0.00
                                                                   6,282.29             EFT       78301/06887
                                                                   7,383.48       4/26/2002            402656


Excise                                 -                -                 -                                                  -

Unemployment                  385,171.21         7,703.15                        140,759.48 See Attached            252,114.88

Real Property                          -                                                                                     -

Personal Property                      -                                                                                     -

Other:

Total State and Local Taxes   385,171.21       128,749.06        120,774.23                                         252,386.56

Total Taxes                   421,085.78       815,594.33        842,630.52                                         253,290.11


                                                **         ADP Statement of Deposits Attached





                                         SUI Due          KY                     109,784.93
                                                          NY                     136,170.55
                                                          NC                         162.75
                                                          PA                       5,804.66
                                                          CO                         192.00
                                                          MISS                            -
                                                          OH                              -
                                                                            ----------------
                                                                                 252,114.89

THE CARBIDE/GRAPHITE GROUP INC.
DEBTOR
CASE # 01-29744-MBM

STATUS OF POSTPETITION TAXES
REPORT PERIOD - APRIL, 2002

State Income Tax Deposits

                        NY              IN             KY             PA             CO           OH          NC

          4/9/2002       6,260.09

         4/16/2002       5,704.36
         4/18/2002                                                   11,304.92                               135.00
         4/23/2002      11,665.05
         4/24/2002                                    16,713.96
         4/30/2002       6,072.35
          5/2/2002                                                                                           135.00
          5/3/2002                                                   11,440.94
          5/7/2002      11,738.57
          5/9/2002                                    16,720.62
         5/14/2002                      3,676.60                                     139.00



                       ---------------------------------------------------------------------------------------------

                        41,440.42       3,676.60      33,434.58      22,745.86       139.00           -      270.00      101,706.46



                                     W/H            Deposits
PA- SIT                                22,745.86      22,745.86

PA-SUI                                  5,804.66     140,759.48      4/30/2002

NY- SIT                                41,440.42      41,440.42

NY-SUI                                    136.69

KY- SIT                                33,434.58      33,434.58

KY-SUI                                  1,759.20

IN- SIT                                 3,676.60       3,676.60

CO- SIT                                   139.00         139.00

CO-SUI                                                        -

MISS- SIT                                 271.68

MISS_SUI                                       -

OH- SIT                                                       -

OH-SUI

NC- SIT                                   270.00         270.00

NC- SUI                                     2.60


SIT                                   101,978.14     101,706.46


SUI                                     7,703.15     140,759.48

SEADRIFT COKE L.P.
DEBTOR
CASE # 01-29744-MBM

STATUS OF POSTPETITION TAXES
REPORT PERIOD - APRIL, 2002


                                     Beginning        Amount                                                           Ending
                                        Tax        Withheld or       Amount                       Check No.             Tax
                                     Liability       Accrued          Paid                         or EFT            Liability
                                -----------------------------------------------------------------------------------------------
FEDERAL
-------
Withholding                                   -      54,649.01       27,071.49       4/16/2002       **                      -
                                                                     27,577.52       4/30/2002       **
                                                                             -

FICA - Employee                               -      33,267.71       16,583.46       4/16/2002       **                      -
                                                                     16,684.25       4/30/2002       **
                                                                             -

FICA - Employer                               -      33,267.84       16,583.45       4/16/2002       **                   0.01
                                                                     16,684.38       4/30/2002       **
                                                                             -

Unemployment                           6,195.52           2.74        6,195.52       4/29/2002       **                   2.74

Income                                        -

Other:

Total Federal Taxes                    6,195.52     121,187.30      127,380.07                                            2.75

STATE AND LOCAL
---------------
Withholding                                   -                                                                              -

Sales                                         -       2,448.34        2,448.34       4/17/2002       41577                   -

Excise                                        -                                                                              -

Unemployment                          16,958.67              -       16,958.67       4/29/2002       **                      -

Real Property                                 -                                                                              -

Personal Property                             -                                                                              -

Other:                                        -                                                                              -

Total State and Local Taxes           16,958.67       2,448.34       19,407.01                                               -

Total Taxes                           23,154.19     123,635.64      146,787.08                                            2.75



                      ** ADP Statement of Deposits Attached

MOR-5

THE CARBIDE/GRAPHITE GROUP, INC.
CONSOLIDATED ACCOUNTS PAYABLE AGING
APRIL 30, 2002


                    TOTAL         0 - 30 DAYS         31 - 60 DAYS        61 - 90 DAYS        91 - 120 DAYS        PRE-PETITION

--------------------------------------------------------------------------------------------------------------------------------
             $ 24,643,576         $ 3,341,886            $ 527,156            $ 45,709              $ 6,689         $20,722,136
--------------------------------------------------------------------------------------------------------------------------------


A summary of unpaid post petition debts has been completed and is available upon request



THE CARBIDE/GRAPHITE GROUP, INC.
CONSOLIDATED ACCOUNTS RECEIVABLE AGING
APRIL 30, 2002

                                  0 - 30 DAYS         31 - 60 DAYS        61 - 90 DAYS        91 - 120 DAYS       OVER 120 DAYS
                    TOTAL         OUTSTANDING          OUTSTANDING         OUTSTANDING          OUTSTANDING         OUTSTANDING

--------------------------------------------------------------------------------------------------------------------------------
             $ 24,567,666         $13,620,720          $ 4,273,223         $ 2,866,247          $ 1,075,211         $ 2,732,266
--------------------------------------------------------------------------------------------------------------------------------


An accounts receivable reconciliation has been completed and is available upon request.